                                                                      EXHIBIT 21

                            SUBSIDIARIES OF THE REGISTRANT

SUBSIDIARIES OF GRUBB & ELLIS COMPANY

NAME AND                                             STATE OF
TRADE NAMES (if any)                                 INCORPORATION
--------------------                                 -------------
Adams-Cates Company                                  Georgia
Aequus Property Management Company                   Texas
Collective Services, Inc.                            Pennsylvania
Grubb & Ellis Affiliates, Inc.                       Delaware
Grubb & Ellis Asset Services Company                 Delaware
Grubb & Ellis Colorado, Inc.                         California
     TRADE NAME:  Grubb & Ellis Company
Grubb & Ellis Europe, Inc.                           California
Grubb & Ellis Management Services, Inc.              Delaware
Grubb & Ellis Mortgage Group, Inc.                   California
Grubb & Ellis Mortgage Services, Inc.S               California
Grubb & Ellis New York, Inc.                         New York
     TRADE NAMES:  James Felt Realty Services
Grubb & Ellis Institutional Properties, Inc.         California
Grubb & Ellis of Nevada, Inc.                        Nevada
Grubb & Ellis of Oregon, Inc.                        Washington
Grubb & Ellis Realty Advisers, Inc.                  California
Grubb & Ellis Services Corporation                   Florida
Grubb & Ellis Southeast Partners, Inc.               California
G&E Investor Properties I, Inc.                      California
G&E Investor Properties III, Inc.                    California
G&E Investor Properties IV, Inc.                     California
HSM Inc.                                             Texas
Leggat McCall/Grubb & Ellis, Inc.                    Massachusetts
Montclair Insurance Company Ltd.                     Bermuda
Oliver Realty, Inc.                                  Delaware
The Schuck Commercial Brokerage Company              Colorado
Wm. A. White/Grubb & Ellis Inc.                      New York
Wm. A. White/Tishman East Inc.                       New York
White Commercial Real Estate                         California
     TRADE NAMES:  White Commercial Real Estate, a
     Company of Grubb & Ellis Property Solutions
     Worldwide

SUBSIDIARIES OF GRUBB & ELLIS MANAGEMENT SERVICES, INC.

NAME AND                                             STATE OF
TRADE NAMES (if any)                                 INCORPORATION
--------------------                                 -------------
Crane Realty & Management Co.                       California
Grubb & Ellis Management Services of Canada, Inc.   Canada
Grubb & Ellis Management Services of Colorado,      Colorado
Inc.
     TRADE NAME:  Grubb & Ellis Management
     Services, Inc.

SUBSIDIARIES OF CRANE REALTY & MANAGEMENT CO.

NAME AND                                             STATE OF
TRADE NAMES (if any)                                 INCORPORATION
--------------------                                 -------------
Crane Realty Services, Inc.                          California

SUBSIDIARIES OF GRUBB & ELLIS MANAGEMENT SERVICES OF CANADA, INC.

NAME AND                                             STATE OF
TRADE NAMES (if any)                                 INCORPORATION
--------------------                                 -------------
Grubb & Ellis Facilities Services of Canada, Inc.    Canada

SUBSIDIARIES OF HSM INC.

NAME AND                                             STATE OF
TRADE NAMES (if any)                                 INCORPORATION
--------------------                                 -------------
Henry S. Miller Financial Corporation                Texas
HSM Condominium Corporation                          Texas
HSM Real Estate Securities Corporation               Texas
Miller Capital Corporation                           Texas
Miller Real Estate Services Corporation              Texas




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